Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of KVH Industries, Inc. (the “Company”) for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned chief executive officer and chief financial officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin A. Kits van Heyningen Martin A. Kits van Heyningen President and Chief Executive Officer	/s/ Patrick J. Spratt Patrick J. Spratt Chief Financial Officer
Date: March 14, 2004	Date: March 14, 2004

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